UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2022, William E. Klitgaard resigned as a member of the Board of Directors (the “Board”) of Syneos Health, Inc. (the “Company”), effective immediately. Mr. Klitgaard’s decision was not related to the Company’s operations, policies, practices or financial performance.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2022, the Company held its Annual Meeting of Stockholders, at which the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (the “Charter”) to phase-out the classified structure of the Company’s Board and provide that all directors elected at or after the 2025 annual meeting of stockholders be elected on an annual basis. The amendment to the Charter became effective upon filing the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware on May 25, 2022. The amendment to the Charter also provides that, once the Board is fully declassified as of the 2025 annual meeting of stockholders, directors may be removed with or without cause. Before that time, directors may be removed only for cause. In addition, the amendment to the Charter includes certain non-substantive changes to remove references to the Company’s former Stockholders’ Agreements with the Company’s former private equity sponsors, Advent International Corporation and funds affiliated with Thomas H. Lee Advisors, LLC, that are no longer applicable. The foregoing description of the amendment to the Charter is not complete and is qualified in its entirety by reference to the Certificate of Amendment to the Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, concurrently with the effectiveness of the amendment to the Charter, the Third Amended and Restated Bylaws (the “Bylaws”) of the Company became effective. The Bylaws remove the provision providing that directors may be removed only for cause. The Bylaws also contain the following changes:

•	Removing references to the Company’s former Stockholders’ Agreements, which have terminated in accordance with their terms.
•	Permitting the Company to provide notice to stockholders via a form of electronic transmission (as defined in the Bylaws) in compliance with applicable law.
•	Revising the provisions governing amendments to the Bylaws by the Board and the Company’s stockholders to be consistent with the Charter, which is controlling.

The foregoing description of the changes to the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws. The Bylaws, along with a copy marked to show the changes from the Company’s Second Amended and Restated Bylaws, are filed herewith as Exhibits 3.2 and 3.3, respectively and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on May 25, 2022, the Company held its Annual Meeting of Stockholders. A total of 96,516,180 shares of the Company’s Class A common stock, par value $0.01 (“Common Stock”) were present online or represented by proxy at the meeting, representing approximately 94.1% of the Company’s outstanding Common Stock as of the March 28, 2022 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 12, 2022.

Proposal 1. Election of four directors for a term expiring at the 2025 annual meeting of stockholders and until their successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Todd M. Abbrecht	91,931,983	1,028,698	79,394	3,476,105
John M. Dineen	91,759,999	1,200,712	79,364	3,476,105
William E. Klitgaard	91,991,296	969,227	79,552	3,476,105
David. S. Wilkes, M.D.	92,612,149	349,520	78,406	3,476,105

Proposal 2. Approval of an amendment to the Company’s Certificate of Incorporation to phase-out the classified structure of the Company’s board of directors and provide that all directors elected at or after the 2025 annual meeting of stockholders be elected on an annual basis.

For	Against	Abstain	Broker Non-Votes
93,027,050	6,420	6,605	3,476,105

Proposal 3. Approval, on an advisory (nonbinding) basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
91,035,840	1,911,130	93,105	3,476,105

Proposal 4. Approval, on an advisory (nonbinding) basis, of the frequency of future stockholder advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstain
91,622,239	2,205	1,343,637	71,994

Proposal 5. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
96,293,276	145,651	77,253	0

Based on the foregoing votes, the four director nominees named above were elected and Proposals 2, 3 and 5 were approved. The stockholders approved, on an advisory (non-binding) basis, “ONE YEAR” as the frequency of future stockholder advisory votes on executive compensation. In light of these results, which are consistent with the Board’s recommendation, the Company has determined to hold an advisory (non-binding) vote on executive compensation each year until such time as the next advisory (non-binding) vote regarding the frequency of advisory (non-binding) votes on executive compensation is submitted to the Company’s stockholders.

Item 8.01 Other Events.

On May 25, 2022, the Board approved a new stock repurchase program and terminated the existing stock repurchase program, both effective immediately. The new stock repurchase program authorizes the Company to repurchase up to $350 million of the Company’s Common Stock and will expire on December 31, 2024.

Repurchases under the new program may be made in the open market, in privately negotiated transactions or otherwise, with the amount and timing of repurchases depending on market conditions and corporate needs. Open market repurchases will be structured to occur within the pricing and volume requirements of Rule 10b-18. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization.

This program does not obligate the Company to acquire any particular amount of Common Stock and the program may be extended, modified, suspended or discontinued at any time at the Company’s discretion.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s stock repurchase program. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to: the fact that Common Stock repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, and the other risk factors disclosed in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2021, as updated by the Company’s other SEC filings, copies of which are available free of charge on the Company’s website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.
3.1	Certificate of Amendment to the Certificate of Incorporation of Syneos Health, Inc.
3.2	Third Amended and Restated Bylaws of Syneos Health, Inc.
3.3	Third Amended and Restated Bylaws of Syneos Health, Inc., marked to show amendments.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	June 1, 2022	By:	/s/ Jonathan Olefson
			Name:	Jonathan Olefson
			Title:	General Counsel and Corporate Secretary